UniqueLoanID	Final Current Event Level	Current Exceptions	Collection Comments
7000001	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 02/XX/2014. The RFD is cited as the borrower's hours at work were reduced. There is no evidence of any foreclosure or bankruptcy activity. e comments provided are limited due to minimal borrower contact. The last contact with the borrower was established on 11/08/2013 in regards to the status of the account. There is no reference to the borrower requesting loss mitigation assistance. A property inspection was completed on 02/04/2014; the occupancy status of the home at the time of the inspection could not be determined.

7000003	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 12/01/2013; the most recent payment was received 12/XX/2013. Reason for delinquency is unknown. Comments 02/12/2014 indicate that the homeowner is in the process of a modification however, the signed documents that were received were not notarized and routed back to the homeowner. No evidence the corrected modification documents have been received by the servicer.

7000004	1
It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/XX/2014. Reason for delinquency was curtailment of income. The loan was brought current on 07/XX/2013 as a result of a modification; loan has remained in good standing since that time.

7000005	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/XX/2014. There is no evidence of delinquency. There was a previous chapter 7 bankruptcy under case number XXX that was discharged without reaffirmation 07/XX/2009.

7000006	1
It appears that this loan may perform. The account is due for 02/01/2014; the most recent payment was received on 02/XX/2014. The reason for default is unknown. The account was previously delinquent and the delinquency was resolved; however, since resolution, the account has gone into arrears again. There has been limited contact with the borrower; therefore, loss mitigation options remain unexplored.

7000007	1
It appears that this loan will perform. The account is due for 03/01/2014; the most recent payment was received on 02/XX/2014. The account was previously delinquent as of March 2013; the delinquency was resolved without assistance.

7000008	1
It appears that the loan will perform with intervention.  The loan is due for 02/01/2014; the last payment was received on 01/XX/2014.  There is a history of slow payments on the loan.  RFD was cited as unknown as there is no noted contact with the borrower within the review period.  The loan is current with no indication of modification solicitations in the commentary.  The last attempt to contact the borrower was on 12/20/2013 per notes.  There was an ARM loan adjustment to 3.0% with new P&I amount of $2118.31 completed on 01/06/14.  The HOI was paid from the escrow account on 06/XX/2013, county taxes paid on 11/XX/2013, and an escrow refund IAO $583.89 processed on 12/XX/2013.  No title issues noted.

7000009	1
It appears that the loan will perform. The loan is next due for 05/17/2014; most recent payment received was on 03/XX/2014. The last contact with borrower was on 03/13/2014. The reason for default is cited as excessive obligations. The borrower was approved for a loan modification on 03/XX/2014 with a interest only payment of $390.90; the due date was extended from 09/17/2013 to 04/17/2014. There are no other loss mitigation activities being pursued. There are no indications of other property damages, tax or title issues in the commentary provided.

7000010	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears that the loan may perform with intervention. The loan is due for 04/01/2014; most recent payment was received on 04/XX/2014. Reason for default is excessive obligations. Comments reflect the loan was referred to legal counsel on 02/XX/2013; foreclosure file was closed and billed on 09/XX/2013 when the borrower reinstated the account.  Comments indicate a NC Demand Letter was sent to the borrower certified on 04/23/2014 with an expiration date of 06/12/2014.

7000011	1		It appears that the loan will perform. The loan is next due for 04/01/2014; last payment was received on 03/XX/2014. There is no evidence of delinquency during the available review period.